UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 11, 2006
(Date of earliest event reported)

UAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)

(847) 700-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

A.             Adoption of UAL Corporation 2006 Management Equity Incentive Plan

        On January 10, 2006, the Board of Directors (the "Board") of UAL Corporation (the "Company") adopted the UAL Corporation 2006 Management Equity Incentive Plan (the "MEIP"), subject to approval by the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court"). The MEIP authorizes the Human Resources Subcommittee of the Board (the "Committee") to grant equity-based and other performance-based awards ("Awards") to executive officers and other key employees of the Company and its subsidiaries following the Company's emergence from bankruptcy. The purpose of the MEIP is to attract and retain outstanding individuals as officers and key employees of the Company and its subsidiaries, to further align their interests with those of the Company's shareholders through compensation that is based on shares of the Company's new common stock, par value $.01 per share (the "Common Stock"), and to furnish incentives to such persons by providing them opportunities to acquire shares of Common Stock on advantageous terms. The MEIP is designed to give the Committee flexibility in structuring awards that will achieve these objectives.

        The MEIP will become effective as of the effective date of the Company's confirmed plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Effective Date") and will remain in effect as long as any Awards remain outstanding.  No Award may be granted under the MEIP after the tenth anniversary of the Effective Date, but the term of any Award may extend beyond that date. The Board reserves the right to terminate the MEIP at any time without prejudice in any adverse way to the holders of any Awards then outstanding. The aggregate number of shares reserved for grant under the MEIP is 13,575,000 shares of Common Stock, as may be adjusted for any stock dividend, stock split, recapitalization, reorganization, merger or other subdivision or combination of the Common Stock. It is intended that all Awards determined to be subject to Section 409A of the Internal Revenue Code (the "Code") will comply in form and operation with the requirements of Section 409A.

        The MEIP will be administered by the Committee. The Committee has the power to interpret the MEIP and any Awards granted under the MEIP and to determine the terms and conditions of Awards to be granted under the MEIP and to make all other determinations necessary or advisable for the administration of the MEIP. The Committee may not, however, without the prior approval of the Company's stockholders, seek to effect any re-pricing of any previously granted options, the exercise price of which is greater than the fair market value of the underlying Common Stock (the "Underwater Restriction").

        All executive officers and other key employees of the Company and its subsidiaries are eligible to become participants in the MEIP. The Committee will select from time to time, from among all eligible individuals, the persons who will be granted an Award. The MEIP authorizes the Committee to grant any of a variety of incentive Awards to participants, including the following:

  stock options, including both tax qualified and non-qualified options, stock appreciation rights, which provide the participant the right to receive the excess (if any) of the fair market value of a specified number of shares of Common Stock at the time of exercise over the grant price of the stock appreciation right, stock awards to be granted at no cost to the participant, including grants in the form of (i) an immediate transfer of shares which are subject to forfeiture and certain transfer restrictions ("Restricted Stock") and (ii) an immediate transfer of shares which are not subject to forfeiture or a deferred transfer of shares if and when the conditions specified by the Committee are met ("Unrestricted Stock"), and
  performance-based awards, in which the Committee may grant a stock award that will entitle the holder to receive a specified number of shares of Common Stock, or the cash value thereof, if certain performance goals are met.
        The shares may be issued from authorized and unissued shares of Common Stock or from the Company's treasury stock. Each Award will be evidenced by a notice of award or other similar writing, which will specify the terms of the Award, as determined by the Committee in its discretion, subject to the limitations set forth in the MEIP. The exercise price for each underlying share of Common Stock under all options and stock appreciation rights awarded under the MEIP will not be less than the fair market value of a share of Common Stock on the date of grant.

        In the event of a participant's termination of employment by reason of death, disability or qualified retirement (i.e., termination of employment at or after attaining age 55 and completing 10 years of service with the Company or an affiliate or termination of employment after attaining age 65), (i) all outstanding options and stock appreciation rights then held by a participant will become immediately exercisable in full and will remain exercisable for a period ending on the earlier of 12 months after such event or the expiration date of the options or stock appreciation rights, except that in the case of a qualified retirement, all outstanding options and stock appreciation rights then held by a participant will remain exercisable for a period ending on the expiration date of the options or stock appreciation rights, (ii) all restricted shares then held by the participant will become fully vested, and (iii) any conditions with respect to the issuance of shares of Common Sock under any performance-based awards which are based on a performance period will lapse with respect to that portion equal to the ratio of the full months of the participant's service within the performance period to the total months of the performance period. In the event of a participant's termination of employment for reasons other than death, disability or retirement, all restricted shares and other Awards then held by such participant that have not vested as of such termination of employment will be forfeited and all outstanding options and stock appreciation rights then held by such participant will, to the extent exercisable at the time of such termination, remain exercisable for a period ending on the earlier of 3 months after such termination or the expiration date of the underlying options or stock appreciation rights and all remaining options and stock appreciation rights will be forfeited. A termination of a participant's employment for "cause" will result in all rights of the participant under the MEIP to be terminated and forfeited.

        Upon certain defined change of control events, (i) all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable in accordance with their terms, (ii) all restricted shares will become immediately fully vested and non-forfeitable and (iii) any conditions to the issuance of shares of Common Stock under any performance awards will lapse. In addition, if a change of control occurs, then the Committee may determine with respect to some or all participants to cash out all or any portion of the outstanding options, stock appreciation rights or share-based performance awards.

        The number of shares with respect to which Awards may be granted under the MEIP, the number of shares of Common Stock subject to any outstanding Award, and the nature of the securities which may be issued under the MEIP or any outstanding Award in each case may be adjusted by the Committee as a result of stock splits, stock dividends, or other subdivisions or combinations of the Common Stock, or reorganizations, mergers, consolidations, split-ups, spin-offs, dividends or reclassifications affecting the Company. In addition, upon the occurrence of such events, the Committee has the discretion to cancel or terminate outstanding Awards in exchange for cash or other securities as determined by the Committee to be equitable.

        The Board may, from time to time, in its discretion, amend the MEIP in whole or in part, but no such amendment will be made which adversely affects the rights of a participant under any outstanding Award without the consent of the affected participants, and no such amendment will be effective without the approval of the stockholders of the Company if (i) stockholder approval is required pursuant to Section 422 of the Code or the rules of any national securities exchange or the Nasdaq Stock Market, as applicable, or (ii) any amendments seek to modify the Underwater Restriction or the acceleration of vesting provisions with respect to a change of control.

        This description of the MEIP is qualified in its entirety by reference to the MEIP itself, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

B.              Adoption of UAL Corporation 2006 Director Equity Incentive Plan

        On January 10, 2006, the Board adopted the UAL Corporation 2006 Director Equity Incentive Plan (the "DEIP"), subject to approval by the Bankruptcy Court. The DEIP authorizes the Nominating/Governance Committee of the Board (the "Governance Committee") to grant equity-based awards ("DEIP Awards") to non-employee directors of the Company. The purpose of the DEIP is to attract and retain the services of experienced and knowledgeable non-employee directors by providing such directors with greater flexibility in the form and timing of receipt of compensation for their service on the Board and an opportunity to obtain greater proprietary interest in the Company's long-term success and progress through the receipt of equity-based awards, aligning such directors' interests more closely with the interests of the Company's stockholders.

        The DEIP will become effective upon the Company's emergence from bankruptcy and will remain in effect as long as any Awards remain outstanding. The Company reserves the right to terminate the DEIP at any time, without prejudice in any adverse way to the holders of any DEIP Awards then outstanding, by delivery of a written notice by its authorized officers to the Governance Committee, adopted in the manner of an amendment. The aggregate number of shares reserved for grant under the DEIP is 175,000 shares of Common Stock. It is intended that the DEIP and all DEIP Awards determined to be subject to Section 409A of the Code will comply in form and operation with the requirements of Section 409A.

        The DEIP will be administered by the Governance Committee. The Governance Committee has the sole discretionary power and authority to make all determinations necessary for administration of the DEIP, except as otherwise provided in the DEIP, including the power and authority to make or modify such plan rules as the Governance Committee determines to be consistent with the terms of the DEIP (the "Plan Rules") and to limit or modify application of provisions of the DEIP whenever advisable to facilitate tax deferral treatment for DEIP Awards to non-U.S. resident participants.

        All non-employee directors of the Company are eligible to become participants in the DEIP. The Board will select from time to time, from among all eligible individuals, the persons who will be granted a DEIP Award. The DEIP authorizes the Governance Committee to grant any of a variety of incentive awards to participants, including the following:

  non-qualified stock options,
  stock appreciation rights, which provide the participant the right to receive the excess (if any) of the fair market value of a specified number of shares of Common Stock at the time of exercise over the grant price of the stock appreciation right, stock awards to be granted at no cost to the participant, including grants in the form of Restricted Stock and Unrestricted Stock, annual compensation in the form of credits to a participant's share account established under the DEIP, and shares of Common Stock in lieu of receipt of all or any portion of cash amounts payable by the Company to a participant ("Director Cash Compensation") including retainer fees, board attendance fees and committee fees (but excluding expense reimbursements and similar items).
        The shares may be issued from authorized and unissued shares of Common Stock or from the Company's treasury stock. Each DEIP Award will be evidenced by a notice of award or other similar writing, which will specify the terms of the DEIP Award , as determined by the Committee in its discretion, subject to the limitations set forth in the DEIP. The exercise price for each underlying share of Common Stock under all options and stock appreciation rights awarded under the DEIP will not be less than the fair market value of a share of Common Stock on the date of grant.

        Each option granted under the DEIP will generally expire 10 years after its date of grant. If the participant ceases to serve as a director for any reason other than a "qualified retirement" (i.e., has attained age 60 and has completed five years or more of continuous service as a member of the Board), then the option will remain exercisable until the earlier of the expiration of five years after the date of separation or the remaining term of the option. If the participant ceases to serve as a director due to a "qualified retirement" then all of such participant's options will become immediately exercisable in full and will remain exercisable until the expiration of the options.

        In the event a participant experiences a separation from service by reason of death or disability, all outstanding stock appreciation rights then held by a participant will become immediately exercisable in full and will remain exercisable for a period ending on the earlier of 12 months after such termination or the expiration date of the stock appreciation rights and all of such participant's restricted stock will become fully vested. In the event of a qualified retirement, all outstanding stock appreciation rights then held by the participant will become immediately exercisable in full and will remain exercisable in full until the expiration date of such stock appreciation rights and all of such participant's restricted stock will become fully vested. In the event of a separation from service for reasons other than death, disability or qualified retirement, all outstanding stock appreciation rights then held by the participant, to the extent exercisable as of the date of separation, will remain exercisable for a period ending on the earlier of three months after such termination or the expiration date of the stock appreciation rights and all of such participant's restricted stock that has not vested as of such separation from service will be forfeited. A determination by the Board that a participant's actions constitutes "cause" will result in all rights of the participant under the DEIP being terminated and forfeited.

        For each participant, the Committee will establish and maintain a Cash Account and a Share Account to evidence the deferred amount credited with respect to such participant pursuant to the terms of the DEIP. Each participant may elect, in accordance with the terms of the DEIP, to defer the receipt of all or any portion of his or her Director Cash Compensation relating to services performed and Director Cash Compensation earned during each calendar year and such participant may elect, in accordance with and subject to the Plan Rules, how the deferral will be allocated among his or her Cash Account and Share Account. Participants may also elect to defer receipt of all or any portion of the Unrestricted Stock or Restricted Stock, and any such deferrals will be credited to such participant's Share Account. As of the last day of each calendar quarter, a participant's Cash Account will be credited with interest, calculated on the balance in the Cash Account as of the last day of the immediately preceding calendar quarter, at the Bloomberg Prime Rate Composite in effect on such date.

        Distributions from a participant's Share Account and Cash Account will generally be made or commence as soon as administratively practicable after the first day of the calendar year after which such participant terminates his relationship with the Company and its affiliates as a director and non-employee consultant. A participant's Cash Account and Share Account will be distributed in a lump sum payment unless the participant has elected to receive his or her distribution in the form of annual installment payments for a period of not more than 10 years. Any distribution from a participant's Cash Account will be made in cash only and any distribution from a participant's Share Account will generally be made in whole shares of Common Stock only. Notwithstanding any distribution election by a participant to the contrary, a distribution will be made to a participant from his or her account if the participant submits a written request to the Committee and the Committee determines that the Participant has experienced an unforeseeable emergency within the meaning of Section 409A of the Code.

        Upon certain defined change of control events, (i) all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable in accordance with their terms, (ii) all Restricted Stock will become immediately fully vested and non-forfeitable, (iii) all deferral accounts will become immediately fully vested and non-forfeitable, and (iv) all deferred amounts credited to a participant's Cash Account and Share Account will become immediately due and payable to the Participant. In addition, if a change of control occurs, then the Board may determine with respect to some or all participants to cash out all or any portion of the outstanding options and stock appreciation rights.

        The number of shares with respect to which DEIP Awards may be granted under the DEIP, the number of shares of Common Stock subject to any outstanding DEIP Award, and the nature of the securities which may be issued under the DEIP or any outstanding DEIP Award in each case may be adjusted by the Board as a result of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend or any other similar change in the Company's corporate structure or the Common Stock.

        The Company reserves the right to amend the DEIP at any time to any extent that it may deem advisable. To be effective, an amendment must be in writing and approved or ratified in advance by the Board and executed in the name of the Company by its Chief Executive Officer. No amendment will have any retroactive effect in any manner that deprives any participant of any benefit to which he or she is entitled immediately prior to the effective date of the amendment.

        This description of the DEIP is qualified in its entirety by reference to the DEIP itself, a copy of which is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	UAL Corporation 2006 Management Equity Incentive Plan
99.2	UAL Corporation 2006 Director Equity Incentive Plan

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2006

UAL CORPORATION

By: /s/ Paul R. Lovejoy
Name: Paul R. Lovejoy
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	UAL Corporation 2006 Management Equity Incentive Plan
99.2	UAL Corporation 2006 Director Equity Incentive Plan